LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 31, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED FEBRUARY 28, 2011, AS SUPPLEMENTED, OF

LEGG MASON CAPITAL MANAGEMENT DISCIPLINED EQUITY RESEARCH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated February 28, 2011, as supplemented on June 1, 2011, July 8, 2011 and January 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information dated February 28, 2011, as supplemented on April 8, 2011, May 4, 2011, November 17, 2011 and January 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

The section titled “Management” of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Capital Management, LLC (“LMCM”)

Portfolio managers: Randy Befumo, CFA, the manager’s Director of Research, and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Reed Cassady, CFA, and Jean Yu, Ph.D., CFA are the fund’s Portfolio Managers. Mr. Befumo, Mr. Aje, Ms. Huske, Mr. Lund and Ms. Yu have had day-to-day responsibility for the management of the fund’s portfolio since 2010. Mr. Cassady became a portfolio manager in 2012.

The sub-section labeled “Portfolio managers” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

The fund is managed by several teams of research analysts that are each responsible for separate segments of the fund’s portfolio. Each analyst team has a team leader who is responsible for coordinating and overseeing the implementation of investment decisions made by the team. The manager’s Director of Research, Randy Befumo, CFA, is responsible for overseeing the fund’s overall investment program and for allocating fund assets among the analyst teams. Randy Befumo and team leaders Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Reed Cassady, CFA and Jean Yu, Ph.D., CFA are the fund’s portfolio managers and each has day-to-day responsibility for the management of the fund’s portfolio. The manager also maintains an Advisory Committee, comprised of senior investment personnel, that provides additional oversight and support to the portfolio managers. The Advisory Committee reports directly to the manager’s Chief Investment Officer.

The team leaders and the Director of Research, each identified below, have day-to-day responsibility for the management of the fund’s portfolio.

Randy Befumo, CFA

Senior Vice President, Director of Research

Randy Befumo joined LMCM in 1998 as a Research Analyst and was named Co-Director of Research in 2006 and Director of Research in May 2007. He has 16 years of investment analysis experience.

Kayode Aje, CFA

Team Leader/Portfolio Manager

Kayode Aje joined LMCM in 2005 and is currently responsible for equity research. Previously, Mr. Aje worked for JPMorgan Chase. He has 6 years of investment analysis experience.

Gibboney Huske, CFA

Team Leader/Portfolio Manager

Gibboney Huske joined LMCM in 2005 as a Security Analyst. Prior to joining LMCM, Ms. Huske was a sell side analyst for Credit Suisse covering the Software and Imaging Technology industries. She has 13 years of investment analysis experience.

Brian Lund, CFA

Assistant Director of Research, Team Leader/Portfolio Manager

Brian Lund joined LMCM in 2004 and is currently responsible for equity research. Previously, Mr. Lund worked for Morningstar, Inc. as an Equity Analyst covering gaming, lodging, and leisure firms, and as a Mutual Fund Analyst. He has 11 years of investment analysis experience.

Reed Cassady, CFA

Team Leader/Portfolio Manager

Reed Cassady joined LMCM in 2007. He is currently an equity analyst and team leader of LMCM’s financials sector team. He has 5 years of investment analysis experience.

Jean Yu, Ph.D., CFA

Team Leader/Portfolio Manager

Jean Yu joined LMCM in 2002, and currently covers the healthcare industry. She has 8 years of investment analysis experience.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

The section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Research Fund” of the Fund’s Statement of Additional Information is amended as follows:

Research Fund. Randy Befumo, CFA, Kayode Aje, CFA, Gibboney Huske, CFA, Brian Lund, CFA, Reed Cassady, CFA and Jean Yu, Ph.D., CFA are the fund’s portfolio managers.

Reed Cassady

As of January 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

As of January 31, 2012, Mr. Cassady beneficially owned shares of Research Fund with a value between $10,001-$50,000.

Mr. Cassady is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the portfolio manager added to LMCM’s investment process, the quality and timeliness of his analysis work, and the overall results of LMCM. Mr. Cassady also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions.

Mr. Cassady is also eligible to receive an annual long term incentive bonus plan award. This plan gives employees an opportunity to participate in the long term success of LMCM. Mr. Cassady may also be eligible to receive stock options from Legg Mason, Inc., the parent company of LMCM, based upon an assessment of his contribution to the success of the company.

References in the Statement of Additional Information to Mitchel Penn are removed.

This supplement should be retained with your Summary Prospectus, Prospectus and
Statement of Additional Information for future reference.

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